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                                                                  Exhibit 10(ee)


                                                                  EXECUTION COPY
                                                                  --------------



                             AMENDMENT NO. 1 TO THE
                           ELDER-BEERMAN MASTER TRUST
                            SERIES 1997-1 SUPPLEMENT



         AMENDMENT NO. 1 TO THE ELDER-BEERMAN MASTER TRUST SERIES 1997-1 SUPPLEMENT, dated as of November 25, 1998 among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation, as Servicer (the "SERVICER"), BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "TRUSTEE"), the holder of the Exchangeable Transferor Certificate (as defined in the Pooling and Servicing Agreement referred to below) party hereto and each of the holders of the Investor Certificates (as defined in the Pooling and Servicing Agreement referred to below) party hereto.

         PRELIMINARY STATEMENTS:

         (1) The Transferor, the Servicer and the Trustee have entered into the ELDER-BEERMAN MASTER TRUST SERIES 1997-1 SUPPLEMENT, dated as of December 30, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "SUPPLEMENT") to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, the Servicer and the Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; all capitalized terms not otherwise defined herein are used herein as defined in the Pooling and Servicing Agreement).

         (2) The Transferor has requested that the Class A Invested Amount under the Supplement be increased.

         (3) The parties hereto have agreed to so increase the Class A Invested Amount on the terms and conditions as set forth herein.

         SECTION 1. AMENDMENTS TO THE SUPPLEMENT. The Supplement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

               (a) The definition of "CLASS A EXPECTED FINAL PAYMENT DATE" in
          Section 2.01(e) thereof is hereby deleted in its entirety and replaced by the following definition:

                   "CLASS A EXPECTED FINAL PAYMENT DATE" means the September 20,
               2001 Distribution Date.



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         (b) The definition of "CLASS A INITIAL SERIES INVESTED AMOUNT" in
Section 2.01(e) thereof is hereby deleted in its entirety and replaced by the following definition:

               "CLASS A INITIAL SERIES INVESTED AMOUNT" means the aggregate initial principal amount of the Class A Certificates, which is $167,000,000.

         (c) The definition of "SUBORDINATED TRANSFEROR INITIAL INVESTED AMOUNT" in Section 2.01(e) thereof is hereby deleted in its entirety and replaced by the following definition:

               "SUBORDINATED TRANSFEROR INITIAL INVESTED AMOUNT" means, as of any date of determination thereof, the aggregate principal amount of the Subordinated Transferor Invested Amount, which will be equal to the higher of (a) $11,000,000 and (b) an amount equal to 14% of the Series Invested Amount as of such date of determination minus the Collateral Investor Initial Series Invested Amount.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, (A) the Program Agent shall have received counterparts of this Amendment executed by all the parties hereto; and (B) each of the conditions of effectiveness set forth in
Section 2 of that certain Amendment No. 1 to the Series 1997-1 Certificate Purchase Agreement dated as of the date hereof shall have either been fulfilled or waived in accordance with the terms thereof. This Amendment is subject to the provisions of Section 7.05 of the Supplement.

         SECTION 3. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Supplement to "this Supplement", "hereunder", "hereof" or words of like import referring to the Supplement, and each reference in the Transaction Documents to "the Supplement", "thereunder", "thereof" or words of like import referring to the Supplement with respect to the Series 1997-1, shall mean and be a reference to such Supplement, as amended by this Amendment.

         (b) The Supplement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

         SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall


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constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       THE EL-BEE RECEIVABLES CORPORATION,
                                         as Transferor


                                       By /s/ Perry J. Schiller
                                         --------------------------------------
                                         Name: Perry J. Schiller
                                         Title:


                                       THE EL-BEE CHARGIT CORP., as Servicer


                                       By /s/ Perry J. Schiller
                                         --------------------------------------
                                         Name: Perry J. Schiller
                                         Title:


                                       BANKERS TRUST COMPANY, as Trustee


                                       By /s/ Louis Bodi
                                         --------------------------------------
                                         Name: Louis Bodi
                                         Title: Vice President